EXHIBIT 99.1



                  PIVOTAL EXPECTS REVENUES IN THE HIGH END OF
                    GUIDANCE RANGE FOR FISCAL SECOND QUARTER

License revenue expected to increase more than 100% sequentially


Vancouver, BC - January 8, 2003 - Pivotal Corporation (Nasdaq: PVTL; TSE: PVT) today announced that it expects to meet company guidance and exceed consensus expectations for license and total revenues for the quarter ended December 31, 2002. For the second quarter of fiscal 2003, Pivotal expects to report revenue in the range of $15.8 to $16.2 million, including license revenues in the range of $6.5 - $7.0 million. Costs are expected to be in line with previous guidance. Total unrestricted cash is expected to be in the range of $27 - $28 million.

Pivotal will host a brief conference call tomorrow, January 9, 2003 at 8:30 a.m. ET (5:30 a.m. PT) to discuss the preliminary second quarter results. The company will announce earnings results before the opening of the market on Wednesday, January 22, 2003.

"We are pleased with our second quarter financial results and are renewing our commitment to profitability in the latter half of this fiscal year," said Bo Manning, president and CEO, Pivotal. "This quarter we achieved significant growth in sequential revenues and achieved our planned cost reductions. We also continued to execute on our strategic initiatives, including the acquisition of MarketFirst and the first phase of product integration; expansion of our offshore capabilities with the launch of Pivotal India; and, the signing of an agreement with Experio Solutions, one of North America's largest mid-enterprise CRM consulting practices. In addition, we are continuing to aggressively invest in our product suite, with our next major product release, Pivotal 5, scheduled for spring 2003."

Conference Call Information

Pivotal will host a brief conference call tomorrow, January 9, 2003 at 8:30 a.m. ET (5:30 a.m. PT) to discuss the preliminary second quarter results. The conference call will be available at (706) 679-6055 or via Web cast at www.pivotal.com. A replay of the call will be available from 12:00 p.m. ET January 9 through 12:00 p.m. ET January 21, 2003. For callers within the U.S. or Canada, the replay number is 1-800-642-1687. For callers outside the U.S. or Canada, the replay number is (706) 645-9291. The confirmation code for the replay is 7524756. In addition, the replay will be available via our Web site at www.pivotal.com until January 22, 2003.

Second Quarter 2003 Conference Call Information

Pivotal will host its regular earnings conference call on Wednesday, January 22, 2003 at 8:30 a.m. ET (5:30 a.m. PT).

Date:                               Wednesday, January 22, 2003
Start Time:                         8:30 a.m. ET (5:30 a.m. PT)
Dial-In Phone Number:               (706) 679-6055
Conference Name:                    Second quarter 2003 earnings conference call
Live Audio Streaming:               www.pivotal.com



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A replay will be available  from 12:00 p.m. ET January 22 through  12:00 p.m. ET
January 31, 2003. For callers within the U.S. or Canada, the replay number is 1-800-642-1687. For callers outside the U.S. or Canada, the replay number is
(706) 645-9291. The replay confirmation number for all callers is 7490736. In addition, the replay will be available via our Web site at www.pivotal.com for 90 days.

Forward Looking Statements

Statements made in these conference calls about our future results, levels of activity, performance, goals or achievements or other future events constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or events to differ materially from those anticipated in our forward looking statements. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements or other future events. Moreover, neither we nor anyone else assumes responsibility for the accuracy or completeness of forward-looking statements. You should not place undue reliance on forward-looking statements.

Investor Contact:

Divesh Sisodraker
Tel: 604/699-8000
Email: dsisodraker@pivotal.com